UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2013

RESOLUTE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1675 Broadway, Suite 1950 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-534-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Purchase and Sale Agreement for Asset Disposition

On June 27, 2013, Resolute Northern Rockies, LLC, a Delaware limited liability company (“Seller”), a wholly-owned subsidiary of Resolute Energy Corporation, a Delaware corporation (“Resolute” or the “Company”), entered into a purchase and sale agreement (the “PSA”) to dispose of the portion of the Company’s Bakken properties located in Williams County, North Dakota (the “New Home Properties”), to HRC Energy, LLC, a Colorado limited liability company (“Buyer”), a wholly-owned subsidiary of Halcon Resources Corporation, a Delaware corporation (“Halcon”). The purchase price for the New Home Properties will be $75 million, subject to customary purchase price adjustments. Under the terms of the PSA, Buyer has made a performance deposit of 10% of the purchase price, or $7.5 million. Seller will be entitled to retain the deposit as liquidated damages if the PSA is terminated by reason of Buyer’s wrongful failure to close the transaction. The PSA contains customary representations, warranties and indemnity provisions. The transaction has an effective date as of March 1, 2013. Resolute expects that the transaction will close on or about July 15, 2013, subject to customary conditions to closing. Resolute and Halcon are guarantors of Seller’s and Buyer’s obligations, respectively, under the PSA.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding the proposed sale of the New Home Properties and the anticipated closing date thereof. All statements other than statements of historical fact included in into this report are forward-looking statements. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements herein, although not all forward-looking statements contain such words or expressions. Although we believe that these statements are based upon reasonable current assumptions, no assurance can be given that the statements will be achieved. Forward-looking statements are inherently subject to risks and uncertainties. Actual outcomes may differ materially from the events and outcomes discussed in the forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, Halcon’s willingness or ability to close the transaction, a failure of any conditions to closing and other factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2013

RESOLUTE ENERGY CORPORATION

By:	/s/ James M. Piccone
James M. Piccone
President